                              AMENDED AND RESTATED
                                 TRUST AGREEMENT


                                  by and among

                            CIT FUNDING COMPANY, LLC
                                  as Depositor,


                              THE BANK OF NEW YORK
                                as Owner Trustee,


                                       and


                         THE BANK OF NEW YORK (DELAWARE)
                               as Delaware Trustee





                             Dated as of July 1, 2005


                        CIT EQUIPMENT COLLATERAL 2005-EF1

                                TABLE OF CONTENTS


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ARTICLE I             DEFINITIONS................................................................................1
         Section 1.01          Defined Terms Generally...........................................................1
         Section 1.02          Specific Defined Terms............................................................1
         Section 1.03          Usage of Terms....................................................................4
         Section 1.04          Section References................................................................5
         Section 1.05          Accounting Terms..................................................................5


ARTICLE II            ORGANIZATION AND ESTABLISHMENT OF TRUST....................................................5

         Section 2.01          Establishment of Trust; Name......................................................5
         Section 2.02          Office............................................................................5
         Section 2.03          Purposes and Powers...............................................................5
         Section 2.04          Appointment of Owner Trustee and the Delaware Trustee.............................6
         Section 2.05          Organizational Expenses...........................................................6
         Section 2.06          Declaration of Trust..............................................................6
         Section 2.07          No Liability of Equity Certificateholder..........................................6
         Section 2.08          Title to Trust Property...........................................................6
         Section 2.09          Situs of Trust....................................................................7
         Section 2.10          Representations and Warranties of the Depositor...................................7
         Section 2.11          Federal Income Tax Treatment......................................................8


ARTICLE III           EQUITY CERTIFICATE AND TRANSFERS OF INTERESTS THEREIN......................................8

         Section 3.01          Initial Ownership.................................................................8
         Section 3.02          The Equity Certificate............................................................9
         Section 3.03          Authentication and Delivery of Equity Certificate.................................9
         Section 3.04          Registration of Transfer and Exchange of the Equity Certificate...................9
         Section 3.05          Mutilated, Destroyed, Lost or Stolen Trust Equity Certificate....................10
         Section 3.06          Persons Deemed Equity Certificateholders.........................................10
         Section 3.07          Access to Equity Certificateholder's Name and Addresses..........................11
         Section 3.08          Maintenance of Office or Agency..................................................11
         Section 3.09          Ownership by Depositor of Equity Certificate.....................................11


ARTICLE IV            ACTIONS BY OWNER TRUSTEE..................................................................11

         Section 4.01          Prior Notice to Equity Certificateholder with Respect to Certain Matters.........11
         Section 4.02          Action by Equity Certificateholder with Respect to Certain Matters...............12
         Section 4.03          Action by Equity Certificateholder with Respect to Bankruptcy....................12
         Section 4.04          Restrictions on Owner's Power....................................................12


ARTICLE V             APPLICATION AND DISTRIBUTION OF TRUST FUNDS; CERTAIN DUTIES...............................13

                                TABLE OF CONTENTS


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                                                                                                               ----
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         Section 5.01          Reports..........................................................................13
         Section 5.02          Taxes............................................................................13
         Section 5.03          Method of Payment................................................................13
         Section 5.04          No Segregation of Moneys; No Interest............................................13
         Section 5.05          Accounting and Reports to the Equity Certificateholder, the Internal
                               Revenue Service and Others.......................................................13
         Section 5.06          Signature on Returns; Tax Matters Partner........................................14


ARTICLE VI            AUTHORITY AND DUTIES OF OWNER TRUSTEE.....................................................14

         Section 6.01          General Authority................................................................14
         Section 6.02          General Duties...................................................................14
         Section 6.03          Action Upon Instruction..........................................................15
         Section 6.04          No Duties Except as Specified in This Agreement or in Instructions...............16
         Section 6.05          No Action Except Under Specified Documents or Instructions.......................16
         Section 6.06          Restrictions.....................................................................16
         Section 6.07          Administration Agreement.........................................................16


ARTICLE VII           CONCERNING THE OWNER TRUSTEE..............................................................17

         Section 7.01          Acceptance of Trusts and Duties..................................................17
         Section 7.02          Furnishing of Documents..........................................................19
         Section 7.03          Representations and Warranties of the Owner Trustee..............................19
         Section 7.04          Representations and Warranties of the Delaware Trustee...........................19
         Section 7.05          Reliance; Advice of Counsel......................................................20
         Section 7.06          Not Acting in Individual Capacity................................................21
         Section 7.07          Owner Trustee and Delaware Trustee Not Liable for Notes,
                               Equity Certificate or Contracts..................................................21
         Section 7.08          Owner Trustee and Delaware Trustee May Own Notes.................................21
         Section 7.09          Duties of the Delaware Trustee...................................................21


ARTICLE VIII          COMPENSATION OF OWNER TRUSTEE AND THE DELAWARE TRUSTEE....................................22

         Section 8.01          Owner Trustee's and Delaware Trustee's Fees and Expenses.........................22
         Section 8.02          Indemnification..................................................................22
         Section 8.03          Non-recourse Obligations.........................................................23


ARTICLE IX            TERMINATION OF TRUST......................................................................23
         Section 9.01          Termination of Trust.............................................................23
         Section 9.02          Dissolution upon Bankruptcy of Depositor.........................................24


ARTICLE X             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES....................................25


                                TABLE OF CONTENTS


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         Section 10.01         Eligibility Requirements for Owner Trustee and Delaware Trustee..................25
         Section 10.02         Resignation or Removal of Owner Trustee or Delaware Trustee......................25
         Section 10.03         Successor Owner Trustee or Delaware Trustee......................................26
         Section 10.04         Merger or Consolidation of Owner Trustee or Delaware Trustee.....................27
         Section 10.05         Appointment of Co-Trustee or Separate Trustee....................................27


ARTICLE XI            MISCELLANEOUS.............................................................................28

         Section 11.01         Supplements and Amendments.......................................................28
         Section 11.02         Limitations on Rights of Others..................................................29
         Section 11.03         Notices..........................................................................30
         Section 11.04         Severability of Provisions.......................................................31
         Section 11.05         Counterparts.....................................................................31
         Section 11.06         Successors and Assigns...........................................................31
         Section 11.07         No Petition......................................................................31
         Section 11.08         No Recourse......................................................................32
         Section 11.09         Headings.........................................................................32
         Section 11.10         Governing Law....................................................................32
         Section 11.11         Certain Servicer Payment Obligations.............................................32
         Section 11.12         JURISDICTION.....................................................................32
         Section 11.13         WAIVER OF JURY TRIAL.............................................................32
         Section 11.14         Tax Characterization.............................................................33

EXHIBITS

Exhibit A - Section 3.01 Certificate...........................................................................A-1
Exhibit B - Form of Equity Certificate.........................................................................B-1

     This AMENDED AND RESTATED TRUST AGREEMENT dated as of July 1, 2005 is made by and among CIT Funding Company, LLC, a Delaware limited liability company, as Depositor (the "Depositor"), The Bank of New York, as Owner Trustee (the "Owner Trustee"), and The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee").

     Whereas, the part ies hereto wish to amend and restate the Trust Agreement dated as of June 30, 2005 (the "Original Trust Agreement"), by and between the Depositor and the Delaware Trustee.

     Whereas, in connection herewith the Depositor is willing to assume certain obligations pursuant hereto;

     Whereas, in connection herewith the Owner Trustee is willing to assume certain obligations pursuant hereto; and

     Whereas, in connection herewith the Depositor is willing to purchase the Equity Certificate (as defined herein) to be issued pursuant to this Agreement and to assume certain obligations pursuant hereto.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree that the Original Trust Agreement shall be amended and restated in its entirety as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01 Defined Terms Generally. Capitalized terms used that are not otherwise specifically defined herein shall have the same meaning given to such terms when used in the Pooling Agreement (as defined in Section 1.02 below).

     Section 1.02 Specific Defined Terms. Whenever used in this Agreement, the following words and phrases, unless otherwise specified or the context otherwise requires, shall have the following meanings:

     "Administration Agreement" means the Administration Agreement, dated as of the date hereof, among the Trust, the Depositor, the Indenture Trustee, and CITEF as Administrator.

     "Administrator" has the meaning given such term in the Administration Agreement.

     "Agreement" means this Amended and Restated Trust Agreement, as the same may be amended, supplemented or restated from time to time.

     "Benefit Plan" means (i) an employee benefit plan (as such term is defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(ii) a plan or other retirement arrangement that is subject to Section 406 of ERISA or Section 4975 of the Code or any substantially similar law or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in the cities of Livingston, New Jersey, Tempe, Arizona or New York, New York are authorized or obligated by law, executive order or governmental decree to be closed.

     "Certificate of Trust" means the Certificate of Trust filed for the Trust with the Secretary of State of the State of Delaware on August 11, 2005.

     "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar (or any successor thereto) appointed pursuant to
Section 3.04.

     "CFUSA" means CIT Financial USA, Inc., a Delaware corporation.

     "CITEF" means The CIT Group/Equipment Financing, Inc., a Delaware corporation.

     "Closing Date" means August 24, 2005.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code 'SS' 3801 et seq., as the same may be amended from time to time.

     "Delaware Trustee" means The Bank of New York (Delaware), with its principal place of business in the State of Delaware, not in its individual capacity but solely as Delaware Trustee under this Agreement, and any successor Delaware Trustee hereunder.

     "Delaware Trustee Corporate Trust Office" means the corporate trust office of the Delaware Trustee in the State of Delaware, which office initially shall be located at 502 White Clay Center, Route 273 P.O. Box 6973, Newark, Delaware 19711, Attention: Kristine Gullo, Corporate Trust Group, or such other office at such other address in the State of Delaware as the Delaware Trustee may designate from time to time by written notice to the Equity Certificateholder, the Servicer, the Indenture Trustee, the Owner Trustee, and the Depositor

     "Depositor" means CIT Funding Company, LLC, in its capacity as Depositor hereunder and as set forth in the Pooling Agreement, and its successors and assigns.

     "Equity Certificate" means the trust certificate evidencing the beneficial interest of the Equity Certificateholder in the Trust Assets, substantially in the form of Exhibit B hereto.

     "Equity Certificateholder" means the Person in whose name the Equity Certificate is registered in the Certificate Register.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Expenses" shall have the meaning assigned to such term in Section 8.02.

     "Foreign Person" means any Person other than (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof,
(iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust whose administration is subject to the primary supervision of a court within the United States and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the Trust.

     "Holder" means a Noteholder or the Equity Certificateholder, as applicable.

     "Indemnified Parties" shall have the meaning assigned to such term in
Section 8.02.

     "Indenture" means the Indenture, dated as of the date of this Agreement, by and between the Trust and JPMorgan Chase Bank, National Association, as Indenture Trustee.

     "Indenture Trustee Corporate Trust Office" means the office of the Indenture Trustee at which its corporate trust business shall be administered which initially shall be 4 New York Plaza, 6th Floor, New York, New York 10004,
Attention: Worldwide Securities Services / Global Debt (CIT Equipment Collateral 2005-EF1), or such other office at such other address as the Indenture Trustee may designate from time to time by notice to the Equity Certificateholder, the Servicer, the Owner Trustee, the Delaware Trustee, and the Depositor.

     "Note Depository Agreement" means the Agreement dated as of the Closing Date among the Trust, the Indenture Trustee, the Administrator and DTC, as the Clearing Agency, relating to the Notes, as the same may be amended, supplemented, or restated from time to time.

     "Notes" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes in each case issued pursuant to the Indenture.

     "Noteholders" means each Person in whose name a Note is registered in the Note Register maintained by the Indenture Trustee.

     "Owner Trustee" means The Bank of New York, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

     "Owner Trustee Corporate Trust Office" means the corporate trust office of the Owner Trustee in the State of New York, which office initially shall be located at 101 Barclay Street, New York, New York 10286, or such other office at such other address in the State of New York as the Owner Trustee may designate from time to time by notice to the Equity Certificateholder, the Servicer, the Indenture Trustee, the Delaware Trustee, and the Depositor.

     "Paying Agent" shall have the meaning assigned to such term in the Pooling Agreement.

     "Payment Date" shall have the meaning assigned to such term in the Pooling Agreement.

     "Person" means any individual, corporation, estate, partnership, joint venture, association, limited liability company, joint stock company, trust (including any beneficiary thereof) unincorporated organization or government or any agency or political subdivision thereof.

     "Pooling Agreement" means the Pooling and Servicing Agreement, dated as of July 1, 2005, among the Trust, the Depositor, CFUSA, in its individual capacity, and CITEF, in its capacity as Servicer thereunder, as the same may be amended, supplemented or restated from time to time.

     "Required Holders" has the meaning given such term in the Pooling
Agreement.

     "Related Documents" has the meaning assigned to such term in Section
7.03(a).

     "Secretary of State" means the Secretary of State of the State of Delaware.

     "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" means the trust continued and governed by this Agreement, the estate of which consists of the Trust Assets.

     "Trust Assets" or "Trust Estate" means all right, title and interest of the Trust in and to the property, proceeds and rights assigned to the Trust pursuant to Article II of the Pooling Agreement, all funds on deposit from time to time in the Trust Accounts (including all investments therein and proceeds and income therefrom), and all other property of the Trust from time to time, including any rights of the Owner Trustee (except for any rights of the Owner Trustee in its individual capacity) and the Trust pursuant to the Pooling Agreement and the Administration Agreement, but not including any of such property which has been released and reconveyed from the Trust in accordance with and pursuant to the Pooling Agreement.

     Section 1.03 Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing one gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".

     Section 1.04 Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

     Section 1.05 Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                     ORGANIZATION AND ESTABLISHMENT OF TRUST

     Section 2.01 Establishment of Trust; Name. The Trust shall be known as "CIT Equipment Collateral 2005-EF1", in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

     Section 2.02 Office. The Delaware office of the Trust shall be, in the case of the Delaware Trustee, at the Delaware Trustee Corporate Trust Office. The New York office of the Trust shall be, in the case of the Owner Trustee, at the Owner Trustee Corporate Office.

     Section 2.03 Purposes and Powers.

          (a) The sole purpose of the Trust is to manage the Trust Assets, and collect and disburse the periodic income therefrom for the use and benefit of the Equity Certificateholder, and in furtherance of such purpose the Trust shall have the power and authority to engage in the following activities:

               (i) to issue the Notes pursuant to the Indenture and the Equity Certificate pursuant to this Agreement;

               (ii) with the proceeds of the sale of the Notes and the Equity Certificate, to purchase the Contracts and other Trust Assets, and to pay organizational, start-up and transactional expenses of the Trust (to the extent not paid by the Depositor, the Servicer, or Administrator); and to pay the balance to the Equity Certificateholder from time to time pursuant to the Pooling Agreement;

               (iii) to acquire, hold, manage, distribute, dispose of, release or convey, to or at the direction of the Equity Certificateholder pursuant to the Pooling Agreement, any portion of the Trust Assets in the manner described in and pursuant to the Pooling Agreement;

               (iv) to enter into, execute, deliver and perform its obligations under the Note Depositary Agreement and the Transaction Documents to which it is or becomes a party;

               (v) to engage in those activities, including entering into, executing, delivering, and performing agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

               (vi) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of distributions to the Equity Certificateholder and the Noteholders.

          (b) The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Trust. The Trust shall not engage in any activities other than in connection with the foregoing. Nothing contained herein shall be deemed to authorize the Trust to engage in any business operations or any activities other than those set forth in this Section 2.03. Specifically, the Trust shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Assets, or otherwise vary the assets held by the Trust.

     Section 2.04 Appointment of Owner Trustee and the Delaware Trustee.

          (a) The Depositor hereby appoints the Owner Trustee as a trustee of the Trust effective as of the date hereof, and as of the date hereof the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Delaware Statutory Trust Act, and the Owner Trustee hereby accepts such appointment.

          (b) The Depositor hereby appoints the Delaware Trustee as a trustee of the Trust effective as of the date hereof for the sole purpose of satisfying
Section 3807(a) of the Delaware Statutory Trust Act, and the Delaware Trustee hereby accepts such appointment.

     Section 2.05 Organizational Expenses. The Depositor shall pay or provide for the payment of organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse or provide for the reimbursement of the Owner Trustee for any such expenses paid by the Owner Trustee.

     Section 2.06 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Assets in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Assets and collecting and disbursing the periodic income therefrom for the use and benefit of the Equity Certificateholder, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Delaware Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Delaware Statutory Trust Act for the sole purpose and to the extent necessary to accomplish the purposes of this Trust as set forth in Section 2.03.

     Section 2.07 No Liability of Equity Certificateholder. No Equity Certificateholder shall have any personal liability for any liability or obligation of the Trust or by reason of any action taken by the parties to this Agreement pursuant to any provisions of this Agreement or any other Transaction Document.

     Section 2.08 Title to Trust Property. Legal title to the Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in an owner trustee or owner trustees, in which case title shall be deemed to be vested in the Owner
Trustee, a co-trustee and/or a separate trustee, as the case may be.

     Section 2.09 Situs of Trust. The Trust will be located and administered in the State of Delaware and in the State of New York. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Delaware Trustee, the Servicer, the Depositor, the Administrator or any agent of the Trust from having employees within or without the State of Delaware. Payments will be received by the Trust only in the State of Delaware or the State of New York and payments will be made by the Trust only from the State of Delaware or the State of New York. The only offices of the Trust will be at the Delaware Trustee Corporate Trust Office and the Owner Trustee Corporate Trust Office.

     Section 2.10 Representations and Warranties of the Depositor.

     The Depositor hereby represents and warrants to the Owner Trustee and the Delaware Trustee, that:

               (i) The Depositor is duly organized and validly existing as a limited liability company organized and existing, and in good standing, under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire, convey and own the assets conveyed and to be conveyed by it to the Trust from time to time.

               (ii) The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

               (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned from time to time to and deposited with the Owner Trustee on behalf of the Trust as part of the Trust Assets and has or will have duly authorized such sale and assignment and deposit with the Owner Trustee on behalf of the Trust by all necessary entity action; the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary entity action; and this Agreement constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, by any applicable law imposing limitations upon, or otherwise affecting, the availability or enforcement of rights to indemnification hereunder and by the availability of equitable remedies.

               (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of formation or limited liability company agreement of the

Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of the properties of the Depositor pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

               (v) All approvals, authorizations, consents, orders or other actions of any Person or any governmental entity required in connection with the execution and delivery of this Agreement and the fulfillment of the terms hereof have been obtained.

               (vi) There are no proceedings or investigations pending, or to the Depositor's knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement or any of the other Transaction Documents, (B) seeking to prevent the issuance of the Equity Certificate or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Documents,
(C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Equity Certificate or any other Transaction Document, or (D) involving the Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Equity Certificate.

     Section 2.11 Federal Income Tax Treatment. It is the intention of the Depositor that the Trust be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The Equity Certificate constitutes the sole equity interest in the Trust and must at all times be held by either the Depositor or its transferee as the sole Equity Certificateholder. The Depositor agrees not to take any action inconsistent with such intended federal income tax treatment. Because for federal income tax purposes the Trust will be disregarded as a separate entity, Trust items of income, gain, loss and deduction for any month as determined for federal income tax purposes shall be allocated entirely to the Equity Certificateholder; provided, that this sentence shall not limit or otherwise affect the provisions of the Transaction Documents pertaining to distributions of Trust Assets or proceeds thereof to Persons other than the Depositor.

                                  ARTICLE III

              EQUITY CERTIFICATE AND TRANSFERS OF INTERESTS THEREIN

     Section 3.01 Initial Ownership.

          (a) Upon the formation of the Trust and until the issuance of the Equity Certificate, the Depositor shall be the sole beneficiary of the Trust. The Equity Certificate must at all times be held by either the Depositor or its transferee (to the extent permitted under Section 3.01(b)) as sole owner.

          (b) No transfer of the Equity Certificate shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities or "Blue Sky" laws. Neither the Owner Trustee nor the Certificate Registrar shall effect the registration of any transfer of the Equity Certificate unless, prior to such transfer the Owner Trustee shall have received
(i) a Tax Opinion, and (ii) a certificate from the proposed transferee substantially in the form of Exhibit A hereto, certifying that (A) following such transfer, there would be no more than one holder of the Equity Certificate and the holder of the Equity Certificate would not be a Foreign Person, a partnership, Subchapter S corporation or grantor trust, (B) such transfer complies with and does not violate any state securities laws, any Blue Sky laws or the Securities Act, (C) such transferee is not acquiring such Equity Certificate for, or with the assets of, a Benefit Plan.

     Section 3.02 The Equity Certificate. On the Closing Date, the Equity Certificate shall be issued to the Depositor, substantially in the form of Exhibit B hereto. Upon receipt of a written order by the Owner Trustee from the Depositor to execute and authenticate the Equity Certificate, the Equity Certificate shall be executed by the Owner Trustee on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee and authenticated pursuant to Section 3.03 and, when so executed and authenticated shall be deemed to have been validly issued and shall be entitled to the benefits of this Agreement. The Equity Certificate bearing the manual or facsimile signature of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Owner Trustee shall be a valid and binding obligation of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Equity Certificate or did not hold such offices at the date of the authentication and delivery of the Equity Certificate. The Equity Certificate shall be dated the date of its authentication.

     Section 3.03 Authentication and Delivery of Equity Certificate. The Equity Certificate shall not entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Equity Certificate a certificate of authentication substantially in the form set forth in Exhibit B executed by the Owner Trustee or by the Indenture Trustee as its authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that the Equity Certificate shall have been duly authenticated and delivered hereunder.

     Section 3.04 Registration of Transfer and Exchange of the Equity
Certificate.

          (a) The Certificate Registrar shall maintain or cause to be maintained, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of the Equity Certificate and of transfers and exchanges of the Equity Certificate as provided in this Agreement. The Indenture Trustee is hereby initially appointed Certificate Registrar for the purpose of registering the Equity Certificate and transfers and exchanges of the Equity Certificate as provided in this Agreement. In the event that the Indenture Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Owner Trustee, to act as successor Certificate Registrar hereunder.

          (b) Upon surrender for registration of transfer of the Equity Certificate otherwise permitted to be transferred in accordance herewith at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall (subject to Section 3.01(b)) execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee, one new Equity Certificate.

          (c) Every Equity Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

          (d) No service charge shall be made for any registration of transfer or exchange of the Equity Certificate, but the Owner Trustee or Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer of the Equity Certificate.

          (e) All Equity Certificates surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Owner Trustee or Certificate Registrar in accordance with its customary practice.

          (f) The Indenture Trustee shall be the Paying Agent for the Equity Certificate.

     Section 3.05 Mutilated, Destroyed, Lost or Stolen Trust Equity Certificate. If (a) any mutilated Equity Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Equity Certificate, and (b) in the case of any destroyed, lost, or stolen Equity Certificate, there is delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice that such Equity Certificate has been acquired by a bona fide or protected purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee or its authenticating agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Equity Certificate, a replacement Equity Certificate of like tenor. In connection with the issuance of any replacement Equity Certificate under this Section, the Owner Trustee or Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith. Any replacement Equity Certificate issued pursuant to this Section shall constitute conclusive evidence of beneficial ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Equity Certificate shall be found at any time.

     Section 3.06 Persons Deemed Equity Certificateholders. Prior to due presentation of an Equity Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name the Equity Certificate is registered in the Certificate Register as the owner of the Equity Certificate for all purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any of their respective agents shall be affected by any notice of the contrary.

     Section 3.07 Access to Equity Certificateholder's Name and Addresses. The Owner Trustee or Certificate Registrar shall furnish or cause to be furnished to the Servicer, the Administrator, the Indenture Trustee and the Depositor within 15 days after receipt by the Owner Trustee or Certificate Registrar of a written request therefor from the Servicer, the Administrator, the Indenture Trustee or the Depositor, the name and address of the Equity Certificateholder as of the most recent Record Date in such form as the Servicer, the Administrator, the Indenture Trustee or the Depositor may reasonably require. The Equity Certificateholder, by receiving and holding the Equity Certificate, agrees that neither the Servicer, the Administrator, the Depositor nor the Owner Trustee, nor any agent thereof, shall be held accountable by reason of the disclosure of any such information as to the name and address of the Equity Certificateholder hereunder, regardless of the source from which such information was derived.

     Section 3.08 Maintenance of Office or Agency. The Certificate Registrar shall maintain an office or offices or agency or agencies where an Equity Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Equity Certificate and any Transaction Documents may be served. The Certificate Registrar initially designates the Indenture Trustee Corporate Trust Office as its office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor, the Servicer, the Administrator and the Equity Certificateholder of any change in the location of the Certificate Register or any such office or agency.

     Section 3.09 Ownership by Depositor of Equity Certificate. The Depositor shall on the Closing Date purchase from the Trust the Equity Certificate.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     Section 4.01 Prior Notice to Equity Certificateholder with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, with respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Equity Certificateholder in writing of the proposed action, the Indenture Trustee (acting at the direction of the Required Holders) shall have consented to such action in the event any Notes are outstanding, and the Equity Certificateholder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Equity Certificateholder has withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of Trust Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of Trust Assets);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Delaware Statutory Trust Act);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Equity Certificateholder;

          (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially and adversely affect the interest of the Equity Certificateholder; or

          (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent, Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

     Section 4.02 Action by Equity Certificateholder with Respect to Certain Matters. Subject to the provisions and limitations of Section 4.04, the Owner Trustee shall not have the power, except upon the direction of the Equity Certificateholder, to (a) remove the Administrator pursuant to Section 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to
Section 8 of the Administration Agreement, (c) remove the Servicer pursuant to
Article VIII of the Pooling Agreement, (d) except as otherwise expressly provided in the relevant Transaction Documents, release or convey from the Trust any Trust Assets or (e) authorize the merger or consolidation of the Trust with or into any other statutory trust or entity (other than in accordance with applicable restrictions or conditions thereon contained in the relevant Transaction Document). Except to the extent otherwise provided in (d) and (e) above, the Owner Trustee shall take the actions referred to in the preceding sentence upon (and only upon) written instructions signed by the Equity Certificateholder.

     Section 4.03 Action by Equity Certificateholder with Respect to Bankruptcy. Neither the Owner Trustee nor the Delaware Trustee shall have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the prior approval of the Equity Certificateholder and the delivery to the Owner Trustee and the Delaware Trustee by such Equity Certificateholder of a certificate certifying that such Equity Certificateholder reasonably believes that the Trust is no longer Solvent.

     Section 4.04 Restrictions on Owner's Power. Neither the Administrator nor the Equity Certificateholder shall direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the other Transaction Documents, or would be contrary to the purpose of this Trust as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given, or to determine whether any such direction violates this Section 4.04.

                                   ARTICLE V

           APPLICATION AND DISTRIBUTION OF TRUST FUNDS; CERTAIN DUTIES

     Section 5.01 Reports. On each Payment Date, the Owner Trustee shall send or cause to be sent to the Equity Certificateholder the statement or statements received by the Owner Trustee from the Servicer pursuant to Section 9.01 of the Pooling Agreement with respect to such Payment Date.

     Section 5.02 Taxes. In the event that any withholding tax is imposed on the Trust's payment (or allocation of income) to the Equity Certificateholder, such tax shall reduce the amount otherwise distributable to the Equity Certificateholder in accordance with this Section. The Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Equity Certificateholder sufficient funds for the payment of any tax that is legally owed by the Equity Certificateholder of which the Paying Agent has actual knowledge (but such authorization shall not prevent the Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to the Equity Certificateholder shall be treated as cash distributed to such Equity Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution the Paying Agent may in its sole discretion withhold such amounts in accordance with this Section. In the event that the Equity Certificateholder wishes to apply for a refund of any such withholding tax, the Paying Agent shall reasonably cooperate with the Equity Certificateholder in making such claim so long as the Equity Certificateholder agrees to reimburse the Paying Agent for any reasonable out-of-pocket expenses incurred.

     Section 5.03 Method of Payment. Subject to Section 9.01(c), distributions required to be made to the Equity Certificateholder on any Payment Date shall be made to the Equity Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of the Equity Certificateholder at a bank or other entity having appropriate facilities therefor, which the Equity Certificateholder shall have designated to the Certificate Registrar, with appropriate written wire transfer instructions, at least three Business Days prior to such Payment Date. In the absence of such designation, such distributions shall be made by check mailed to the Equity Certificateholder at the address of such Holder appearing in the Certificate Register.

     Section 5.04 No Segregation of Moneys; No Interest. Moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     Section 5.05 Accounting and Reports to the Equity Certificateholder, the Internal Revenue Service and Others. The Administrator shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver or cause to be delivered to the Equity Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required

(including Form 1099 or Schedule K-1) to enable the Equity
Certificateholder to prepare its federal and state income tax returns, (c) file or cause to be filed such tax returns relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the federal income tax treatment for the Trust as set forth in
Section 2.11, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02 with respect to income or distributions to the Equity Certificateholder. The Trust shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to Contracts becoming part of the Contract Pool. If applicable, the Trust shall not make the election provided under Section 754 or Section 761 of the Code.

     Section 5.06 Signature on Returns; Tax Matters Partner.

          (a) The Equity Certificateholder shall sign on behalf of the Trust the tax returns of the Trust, if any.

          (b) If Subchapter K of the Code should be applicable to the Trust, the Equity Certificateholder shall be designated the "tax matters partner" of the Trust pursuant to Section 6231 (a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     Section 6.01 General Authority. Subject to the provisions and limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust from time to time the Transaction Documents to which the Trust is or becomes a party and each certificate and other document attached as an exhibit to or contemplated by such Transaction Documents and any amendment or other agreement relating thereto (in each case, in such form as is furnished to the Owner Trustee from time to time by or on behalf of the Depositor or Equity Certificateholder or their respective counsel). In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator or Equity Certificateholder directs or recommends in writing with respect to the Transaction Documents.

     Section 6.02 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator or such other agents as shall be appointed) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which the Trust is a party and to administer the Trust in the interest of the Equity Certificateholder, subject to the Transaction Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any such Transaction

Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.



     Section 6.03 Action Upon Instruction.

          (a) Subject to Article IV, and in all events subject to the terms of the applicable Transaction Documents, the Equity Certificateholder may by written instruction direct the Owner Trustee in the management of the Trust.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any other Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other applicable Transaction Document or is otherwise contrary to law. The Owner Trustee shall not be liable for the failure to take any action pursuant to this paragraph (b).

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Transaction Document, the Owner Trustee shall promptly give notice (in such form as it deems appropriate under the circumstances) to the Equity Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction received from the Equity Certificateholder, the Owner Trustee shall not be liable on account of such action to any Person. Until the Owner Trustee shall have received the requested instruction it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Equity Certificateholder, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the applicability of any provision of this Agreement or any other Transaction Document or believes any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as it deems appropriate under the circumstances) to the Equity Certificateholder requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received from the Equity Certificateholder, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. Until the Owner Trustee shall have received the requested instruction it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Equity Certificateholder, and shall have no liability to any Person for such action or inaction.

          (e) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware being payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated in this Agreement. In the event that the Owner Trustee has determined that any action will result in the consequences set forth in clauses (i)-(iii), the Administrator and the Owner Trustee shall appoint one or more Persons to act as co-trustee pursuant to Section 10.05.

     Section 6.04 No Duties Except as Specified in This Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement (including Section 6.02) or any document or written instruction received by the Owner Trustee pursuant to Article IV, the last sentence of Section 6.01 or Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare, execute or file any securities law filing (including any filings required by the Sarbanes-Oxley Act of 2002) for the Trust or to record this Agreement or any other Transaction Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Assets that result from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Trust Assets or the transactions contemplated by the Transaction Documents.

     Section 6.05 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents, or (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Article IV, the last sentence of Section 6.01 or Section 6.03.

     Section 6.06 Restrictions. The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or
(ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. Neither the Administrator nor the Equity Certificateholder shall direct the Owner Trustee to take actions that would violate the provisions of this Section 6.06 or any Transaction Document.

     Section 6.07 Administration Agreement.

          (a) The Administrator, as agent of the Trust pursuant to Section 3806(b)(7) of the Delaware Statutory Trust Act, is authorized to execute on behalf of the Trust all documents, reports, filings, instruments and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Transaction Documents. Pursuant to the Administration Agreement, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator as agent and attorney-in-fact of the Trust and the Owner Trustee to execute all such documents, reports, filings, instruments and opinions on behalf of the Trust and the Owner Trustee.

          (b) If the Administrator shall resign or be removed pursuant to the terms of the Administration Agreement, the Owner Trustee may, at the written direction of the Equity Certificateholder, appoint or consent to the appointment of a successor Administrator pursuant to the Administration Agreement.

          (c) If the Administration Agreement is terminated, the Owner Trustee may, and is hereby authorized and empowered to, at the written direction of the Equity Certificateholder, appoint or consent to the appointment of a Person to perform substantially the same duties as are assigned to the Administrator in the Administration Agreement pursuant to an agreement containing substantially the same provisions as are contained in the Administration Agreement.

          (d) The Owner Trustee shall promptly notify the Equity
Certificateholder of any default by or misconduct of the Administrator under the Administration Agreement of which the Owner Trustee has received written notice or of which a Responsible Officer of the Owner Trustee has actual knowledge.

                                  ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     Section 7.01 Acceptance of Trusts and Duties. Each of the Owner Trustee and the Delaware Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to such trust but only upon the terms of this Agreement. Each of the Owner Trustee and the Delaware Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Assets upon the terms of the Transaction Documents and this Agreement. Neither the Owner Trustee nor the Delaware Trustee shall be answerable or accountable hereunder or under any other Transaction Document under any circumstances, except that the foregoing limitation shall not limit the liability, if any, that the Owner Trustee or the Delaware Trustee may have to the Equity Certificateholder (i) for the Owner Trustee's or the Delaware Trustee's own willful misconduct, bad faith, or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee or the Delaware Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.04 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity, or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee or the Delaware Trustee in connection with any of the transactions contemplated by this Agreement or any other Transaction Document. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) neither the Owner Trustee nor the Delaware Trustee shall be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee or the Delaware Trustee, as applicable, which did not result from willful misconduct or negligence on the part of such Responsible Officer;

          (b) neither the Owner Trustee nor the Delaware Trustee shall be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator, the Required Holders or the Equity Certificateholder;

          (c) no provision of this Agreement or any other Transaction Document shall require the Owner Trustee or the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Transaction Document if the Owner Trustee or the Delaware Trustee have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee or the Delaware Trustee be liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes;

          (e) neither the Owner Trustee nor the Delaware Trustee shall be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, or for or in respect of the validity or sufficiency of any Transaction Documents, other than its signature on behalf of the Trust on, and the certificate of authentication on, the Equity Certificate, and the Owner Trustee and the Delaware Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or, other than as expressly provided for herein, to the Equity Certificateholder;

          (f) neither the Owner Trustee nor the Delaware Trustee shall be liable for the default or misconduct of the Administrator, the Depositor, the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform or monitor the performance of the obligations of the Trust under this Agreement or the other Transaction Documents that are required to be performed by the Administrator under this Agreement or the Administration Agreement, by the Indenture Trustee under this Agreement or the Indenture or by the Servicer or the Depositor under any Transaction Document; and

          (g) neither the Owner Trustee nor the Delaware Trustee shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Transaction Document, at the request, order or direction of the Equity Certificateholder, unless the Equity Certificateholder has offered to the Owner Trustee and/or the Owner Trustee, as applicable, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee and the Delaware Trustee to perform any discretionary act enumerated in this Agreement or in any other Transaction Document shall not be construed as a duty, and, except as otherwise provided in the third sentence of Section 7.01, neither the Owner Trustee nor the Delaware Trustee shall be answerable for the performance of any such act.

     Section 7.02 Furnishing of Documents. The Owner Trustee shall furnish to the Equity Certificateholder promptly upon receipt of a written request therefor from an Equity Certificateholder, duplicates or copies of all reports, notices, requests, demands, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

     Section 7.03 Representations and Warranties of the Owner Trustee. The Owner Trustee hereby represents and warrants to the Depositor and the Equity Certificateholder that:

          (a) It is a New York banking corporation duly organized and validly existing in good standing under the laws of the State of New York. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to execute and deliver on behalf of the Trust each other Transaction Document to which the Trust is a party ("Related Documents").

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and, on behalf of the Trust, the Related Documents, and this Agreement and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver the same on its behalf, and upon such execution and delivery of this Agreement, this Agreement shall constitute the legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution nor the delivery by it of this Agreement or, on behalf of the Trust, any Related Document, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or State law, governmental rule or regulation governing the trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

     Section 7.04 Representations and Warranties of the Delaware Trustee. The Delaware Trustee hereby represents and warrants to the Depositor and the Equity Certificateholder that:

          (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Related Documents.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and, on behalf of the Trust, the Related Documents, and this Agreement and each Related Document will be executed and delivered by one of its officers who is duly authorized to execute and deliver the same on its behalf, and upon such execution and delivery of this Agreement, this Agreement shall constitute the legal, valid and binding obligation of the Delaware Trustee, enforceable against the Delaware Trustee in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution nor the delivery by it of this Agreement or, on behalf of the Trust, any Related Document, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or State law, governmental rule or regulation governing the trust powers of the Delaware Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Assets resulting from actions by or claims against the Delaware Trustee individually which are unrelated to this Agreement or the other Transaction Documents.

     Section 7.05 Reliance; Advice of Counsel.

          (a) The Owner Trustee and the Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee and the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or any other authorized officer of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee and the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of their duties and obligations under this Agreement or the other Transaction Documents, the Owner Trustee and the Delaware Trustee, as applicable, (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents or attorneys as shall have been selected by the Owner Trustee and the Delaware Trustee, respectively, with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee and the Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons, provided that such actions do not violate the express terms of the Transaction Documents.

     Section 7.06 Not Acting in Individual Capacity. Except as otherwise expressly provided in this Article VII, in accepting the trusts hereby created, The Bank of New York and The Bank of New York (Delaware), respectively, act solely as Owner Trustee and Delaware Trustee, respectively, hereunder and not in their individual capacity, and all Persons having any claim against the Owner Trustee and/or the Delaware Trustee by reason of the transactions contemplated by this Agreement or any other Transaction Document shall look only to the Trust Assets for payment or satisfaction thereof.

     Section 7.07 Owner Trustee and Delaware Trustee Not Liable for Notes, Equity Certificate or Contracts. The recitals contained herein and in the Equity Certificate (other than the signature of the Owner Trustee and the certificate of authentication on, the Equity Certificate) shall be taken as the statements of the Depositor, and the Owner Trustee and the Delaware Trustee assume no responsibility for the correctness thereof. The Owner Trustee and the Delaware Trustee make no representations as to the validity or sufficiency of this Agreement, any other Transaction Document or the Equity Certificate (other than the signature of the Owner Trustee and the certificate of authentication on the Equity Certificates), or of any Contract or related documents or assets. The Owner Trustee and the Delaware Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any related Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Assets or the ability of such Trust Assets to generate the payments to be distributed to the Equity Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Contract or any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Depositor, CFUSA, the Financing Originator or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee or the Trust.

     Section 7.08 Owner Trustee and Delaware Trustee May Own Notes. The Owner Trustee and the Delaware Trustee in their individual or any other capacity may become the owner or pledgee of Notes or the Equity Certificate and may deal with the Depositor, the Administrator, the Indenture Trustee, Servicer and Affiliates thereof in banking transactions with the same rights as it would have if it were not Owner Trustee or the Delaware Trustee, respectively.

     Section 7.09 Duties of the Delaware Trustee. The Delaware Trustee is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Delaware Statutory Trust Act that the Trust have at least one trustee with a principal place of business in the State of Delaware. The duties of the Delaware Trustee shall be limited to (i) accepting legal process served on the Trust in the State of Delaware and (ii) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Delaware Statutory Trust Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, the Depositor or the Equity Certificateholder, it is hereby understood and agreed by the other parties hereto that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Agreement. The Delaware Trustee shall have no liability for the acts or omissions of any other trustee, including the Owner Trustee.

                                  ARTICLE VIII

             COMPENSATION OF OWNER TRUSTEE AND THE DELAWARE TRUSTEE

     Section 8.01 Owner Trustee's and Delaware Trustee's Fees and Expenses. The Owner Trustee and the Delaware Trustee shall receive as compensation for their services hereunder, as applicable, such fees as have been separately agreed upon between the Owner Trustee and the Servicer, on the one hand, and the Delaware Trustee and the Servicer, on the other hand, which shall be paid consistent with Section 5.19 of the Pooling Agreement. Additionally, the Owner Trustee and the Delaware Trustee shall be entitled to be reimbursed by the Depositor or Servicer for their other reasonable expenses hereunder, as applicable, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee and the Delaware Trustee may employ in connection with the exercise and performance of their rights and their duties hereunder; provided, however, that the Owner Trustee and the Delaware Trustee shall only be entitled to reimbursement for expenses hereunder to the extent such expenses (i) are fees and expenses of outside counsel engaged by the Owner Trustee and/or the Delaware Trustee in respect of the performance of their obligations hereunder, or (ii) relate to the performance of their obligations hereunder.

     Section 8.02 Indemnification. The Depositor shall be liable as primary obligor for, and hereby indemnifies and holds harmless the Owner Trustee and the Delaware Trustee (including in its individual capacity) and its successors, assigns and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against the Owner Trustee, the Delaware Trustee, or any other Indemnified Party in any way relating to or arising out of this Agreement, any other Transaction Document, the Trust Assets, the administration of the Trust Assets or the action or inaction of the Owner Trustee or the Delaware Trustee hereunder; provided, however, the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01; provided, further, that the liability of the Depositor under this Section shall be limited to the assets of the Depositor and any indemnity payments to be made pursuant to this Section shall not be made from the Trust Assets and such indemnity payments, if unpaid, do not constitute a general recourse claim against the Trust. The indemnities contained in this Section shall survive the resignation, removal or termination of the Owner Trustee or the Delaware Trustee or the termination of this Agreement or the Trust. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's and the Delaware Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld. The indemnities contained in this Section shall be in addition to the indemnities provided by the Servicer pursuant to the Pooling Agreement and the Administrator pursuant to the Administration Agreement. The Depositor hereby agrees to advance the Expenses (including reasonable fees and expenses of counsel) to each Indemnified Party, in defending any claim, demand, action, suit or proceeding prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of an undertaking reasonably satisfactory to it, by or on behalf of such Indemnified Party, to repay such amount if it shall be determined that such Indemnified Party is not entitled to be indemnified therefor under this
Section 8.02. Notwithstanding any provision in this Agreement or any other Transaction Document to the contrary, the obligations of the Depositor under this Section 8.02 shall survive the resignation or removal of any trustee of the Trust, shall survive the termination of this Agreement and the termination of the Trust.

     Section 8.03 Non-recourse Obligations. Notwithstanding anything in this Agreement or any other Transaction Document, but without limiting the rights of the Owner Trustee, the Delaware Trustee, or any other Indemnified Party under
Section 8.02, the Owner Trustee and the Delaware Trustee each agrees in its individual capacity and in its capacity as Owner Trustee and Delaware Trustee, respectively, for the Trust that all obligations of the Trust to the Owner Trustee individually or to the Delaware Trustee individually or as Owner Trustee or Delaware Trustee, respectively, for the Trust shall be recourse to the Trust Assets only and specifically shall not be recourse to the assets of the Equity Certificateholder.

                                   ARTICLE IX

                              TERMINATION OF TRUST

     Section 9.01 Termination of Trust.

          (a) The Trust created by this Agreement shall dissolve upon the earliest of (i) the maturity or other liquidation of the last Contract and related Transferred Assets, and the subsequent distribution of amounts in respect of such Transferred Assets as provided in the Transaction Documents, or
(ii) the payment to the Noteholders and any other party entitled thereto of the entire outstanding principal balance of the Notes, together with accrued and unpaid interest thereon to the date of repayment, and all other amounts required to be paid to such parties or to which such parties are entitled pursuant to this Agreement, the Pooling Agreement and the other Transaction Documents, or
(iii) at the time provided in Section 9.02 below; provided that the rights to indemnification under Section 8.02 shall survive the dissolution and termination of the Trust. The Servicer shall promptly notify the Owner Trustee and the Administrative Agent of any prospective dissolution pursuant to this Section
9.01. Except as provided in Section 9.02, the bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of the Equity Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Equity Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Assets, nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 9.01(a), neither the Depositor nor the Equity Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Promptly upon receipt of notice of final distribution on the Equity Certificate from the Servicer given pursuant to Section 10.01 of the Pooling Agreement, the Paying Agent shall mail written notice to the Equity Certificateholder specifying (i) the Payment Date upon which final payment of the Equity Certificate shall be made upon presentation and surrender of Equity Certificate at the office of the Paying Agent as therein specified, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Equity Certificate at the office of the Paying Agent therein specified. The Paying Agent shall give such notice to the Certificate Registrar (if other than the Owner Trustee) at the time such notice is given to Equity Certificateholder. Upon presentation and surrender of the Equity Certificate to the Certificate Registrar, the Paying Agent shall direct the Indenture Trustee to distribute to the Equity Certificateholder amounts distributable on such Payment Date.

          (d) In the event that the Equity Certificateholder shall not surrender the Equity Certificate for cancellation within six months after the date specified in the abovementioned written notice, the Paying Agent shall give a second written notice to the Equity Certificateholder to surrender the Equity Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Equity Certificate shall not have been surrendered for cancellation, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Equity Certificateholder concerning surrender of the Equity Certificate, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Any funds which are payable to the Equity Certificateholder remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Depositor.

          (e) Upon the completion of winding up of the Trust in accordance with the Delaware Statutory Trust Act following its dissolution, the Owner Trustee and the Delaware Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Delaware Statutory Trust Act, and upon the effectiveness thereof, this Agreement and the Trust shall be terminated.

     Section 9.02 Dissolution upon Bankruptcy of Depositor. In the event that an Insolvency Event shall occur with respect to the Depositor, then the Trust shall be dissolved in accordance with Section 9.01 ninety days after the date of such event, unless within such ninety day period, the Owner Trustee shall have received written instructions from the Required Holders not to dissolve or terminate the Trust. Promptly after the occurrence of an Insolvency Event with respect to the Depositor, (i) the Depositor shall give the Indenture Trustee and Owner Trustee written notice thereof, and (ii) the Indenture Trustee shall give prompt written notice to the Noteholders thereof. Upon a dissolution pursuant to this Section, the Issuer shall request the Administrator promptly to sell the Trust Assets in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale shall be treated, allocated and distributed as Available Funds in accordance with the Pooling Agreement.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     Section 10.01 Eligibility Requirements for Owner Trustee and Delaware Trustee.

          (a) The Owner Trustee shall at all times be a Person (i) authorized to exercise corporate trust powers and subject to supervision or examination by federal or state authorities; (ii) having (or having a parent which has) a combined capital and surplus of at least $50,000,000; (iii) having (or having a parent which has) a rating of at least Baa3 by Moody's and BBB by Standard & Poor's; (iv) which is not an Affiliate of the Trust, the Depositor, or the Financing Originator, and (v) does not offer or provide credit or credit enhancement to the Issuer or the Depositor. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01(a), the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

          (b) The Delaware Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Delaware Statutory Trust Act. In case at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01(b), the Delaware Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     Section 10.02 Resignation or Removal of Owner Trustee or Delaware Trustee. The Owner Trustee or the Delaware Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Servicer at least 30 days before the date specified in such instrument. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, meeting the qualifications set forth in Section 10.01(a) or in
Section 10.01(b), as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee or resigning Delaware Trustee, as applicable, and one copy to the successor Owner Trustee or successor Delaware Trustee, as applicable. If no successor Owner Trustee or Delaware Trustee, as applicable, shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee or Delaware Trustee, as applicable.

     If at any time the Owner Trustee or the Delaware Trustee, as applicable, shall cease to be eligible in accordance with the provisions of Section 10.01(a) or Section 10.01(b), as applicable, and shall fail to resign after written request therefor by the Administrator or if at any time the Owner Trustee or the Delaware Trustee, as applicable, shall be legally unable to act as such, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or the Delaware Trustee, as applicable, or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or the Delaware Trustee, as applicable, or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee or the Delaware Trustee, as applicable. If the Administrator shall remove the Owner Trustee or the Delaware Trustee, as applicable, under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee or Delaware Trustee, as applicable, meeting the qualification requirements of
Section 10.01(a) or Section 10.01(b), as applicable, by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee or Delaware Trustee, as applicable, so removed and one copy to the successor Owner Trustee or Delaware Trustee, as applicable, together with payment of all fees owed to the outgoing Owner Trustee or Delaware Trustee.

     Any resignation or removal of the Owner Trustee or the Delaware Trustee, as applicable, and appointment of a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to any of the provisions of this Section shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Owner Trustee or Delaware Trustee, as applicable, have been paid and until acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, pursuant to Section 10.03.

     Section 10.03 Successor Owner Trustee or Delaware Trustee. Any successor Owner Trustee or Delaware Trustee, as applicable, appointed pursuant to Section
10.02 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee or Delaware Trustee, as applicable, an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee or Delaware Trustee, as applicable, shall become effective and such successor Owner Trustee or Delaware Trustee, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee or Delaware Trustee, as applicable. The predecessor Owner Trustee or Delaware Trustee, as applicable, shall, upon receipt of fees, expenses and indemnity due and owing to the Owner Trustee or Delaware Trustee, as applicable, deliver to the successor Owner Trustee or Delaware Trustee, as applicable, all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee or Delaware Trustee, as applicable, shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee or Delaware Trustee, as applicable, all such rights, powers, duties, and obligations.

     No successor Owner Trustee or Delaware Trustee, as applicable, shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee or Delaware Trustee, as applicable, shall be eligible pursuant to Section 10.01(a) or Section 10.01(b), as applicable.

     Upon acceptance of appointment by a successor Owner Trustee or Delaware Trustee, as applicable, pursuant to this Section, the Administrator shall mail notice thereof to the Equity Certificateholder, the Indenture Trustee, the Noteholders and each Rating Agency. If the

Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee or Delaware Trustee, as applicable, the successor Owner Trustee or Delaware Trustee, as applicable, shall cause such notice to be mailed at the expense of the Depositor.

     Any successor Delaware Trustee appointed pursuant to this Section 10.03 shall file an amendment to the Certificate of Trust with the Delaware Secretary of State identifying the name and principal place of business of such successor in the State of Delaware.

     Section 10.04 Merger or Consolidation of Owner Trustee or Delaware Trustee. Any Person into which the Owner Trustee or Delaware Trustee, as applicable, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee or Delaware Trustee, as applicable, shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee or Delaware Trustee, as applicable, shall be the successor of the Owner Trustee or Delaware Trustee, as applicable, hereunder, provided such Person shall be eligible pursuant to Section 10.01(a) or Section 10.01(b), as applicable, without the execution or filing of any instrument or any further act on the part of any of the parties hereto. Notwithstanding anything contained herein to the contrary, the successor Delaware Trustee, under this Section 10.04 shall file an amendment to the Certificate of Trust with the Delaware Secretary of State identifying the name and principal place of business of such successor in the State of Delaware.

     Section 10.05 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Owner Trustee shall have the power and, at the request of the Depositor, shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.01.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (c) the Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.01 Supplements and Amendments.

          (a) This Agreement may be amended by the Depositor, the Delaware Trustee, and the Owner Trustee, without the consent of any of the Noteholders or the Equity Certificateholder, to cure any ambiguity, to correct or supplement any provisions in this Agreement or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interest of any Noteholder or the Equity Certificateholder.

          (b) This Agreement may also be amended from time to time by the Depositor, the Delaware Trustee, and the Owner Trustee, with the consent of the Required Holders and the Equity Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Equity Certificateholder; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, (i) collections of payments on Contracts or distributions that shall be required to be made for the benefit of the Noteholders or the Equity Certificateholder, or (ii) change in any manner the Noteholder or Equity Certificateholder consent required for any such amendment, without the consent of the Holders of all outstanding Notes and the Equity Certificate.

          (c) Prior to the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee and the Administrator.

          (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Equity Certificateholder and the Rating Agencies. It shall not be necessary for the consent of the Equity Certificateholder, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Equity Certificateholder provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Equity Certificateholder, the Note holders, or the Indenture Trustee shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (e) Promptly after the execution of any amendment to the Certificate of Trust, the Delaware Trustee shall cause the filing of such amendment with the Secretary of State.

          (f) Prior to the execution of any amendment or supplement to this Agreement or the Certificate of Trust, the Owner Trustee and the Delaware Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Transaction Documents, and that all conditions precedent to the execution and delivery of such amendment as set forth in the applicable Transaction Documents have been satisfied. The Owner Trustee and the Delaware Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Delaware Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 11.02 Limitations on Rights of Others. Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee (individually and in its capacity as such), the Delaware Trustee (individually and in its capacity as such), the Depositor, the Equity Certificateholder, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Notwithstanding anything contained herein to the contrary, with respect to the Noteholders, the Owner Trustee and the Delaware Trustee undertake to perform or observe only such of the covenants and obligations of the Owner Trustee and the Delaware Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Noteholders shall be read into this Agreement against the Owner Trustee or the Delaware Trustee. Neither the Owner Trustee nor the Delaware Trustee shall be deemed to owe any fiduciary duty to the Noteholders, and shall not be liable to any such person other than as expressly set forth in the third sentence of Section 7.01.

     Section 11.03 Notices. All notices, demands, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier (specifying one (1) Business Day's delivery), or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

(i)     If to the initial Servicer/Administrator:

        The CIT Group/Equipment Financing, Inc.
        1 CIT Drive
        Livingston, New Jersey 07039

        Attention: Treasury - Securitization
        Fax No.: (973) 535-5900
        Telephone No.: (973) 740-5058

(ii)    If to the Depositor:

        CIT Funding Company, LLC
        c/o CIT Group Inc.
        1 CIT Drive
        Livingston, New Jersey 07039

        Attention: Treasury - Securitization
        Fax No.: (973) 535-5900
        Telephone No.: (973) 740-5058

(iii)   If to the Owner Trustee:

        The Bank of New York
        101 Barclay Street
        New York, New York  10286

        Fax No.: (212) 815-2493
        Telephone: (212) 495-1784

(iv)    If to the Delaware Trustee

        The Bank of New York (Delaware)
        Attention:  Kristine Gullo, Corporate Trust Group
        502 White Clay Center

        Route 273 P.O. Box 6973
        Newark, Delaware 19711

        Fax No.: (302) 283-8079
        Telephone (302) 283-8279

(v)     If to the Indenture Trustee:

        JPMorgan Chase Bank, National Association
        4 New York Plaza, 6th Floor
        New York, New York 10004
        Attn: Worldwide Securities Services / Global Debt (CIT Equipment Collateral 2005-EF1)

        Fax No.: (212) 623-5932
        Telephone No.: (212) 623-5600



     Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 11.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Equity Certificate or the rights of the Equity Certificateholder in respect thereof.

     Section 11.05 Counterparts. This Agreement may be executed in several counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 11.06 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Owner Trustee, and the Delaware Trustee and their respective successors and permitted assigns and the Equity Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Equity Certificateholder shall bind the successors and assigns of such Equity Certificateholder.

     Section 11.07 No Petition.

          (a) The Depositor will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.

          (b) The Owner Trustee and the Delaware Trustee, by entering into this Agreement, and the Equity Certificateholder, by accepting the Equity Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.

     Section 11.08 No Recourse. The Equity Certificateholder by accepting the Equity Certificate acknowledges that the Equity Certificateholder's Equity Certificate represents beneficial interests in the Trust only and does not represent interests in or obligations of the Depositor, the Servicer, the Financing Originator, the Administrator, the Owner Trustee, the Delaware Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Equity Certificate or the other applicable Transaction Documents.

     Section 11.09 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.10 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.11 Certain Servicer Payment Obligations. It is understood that the Servicer shall be responsible for payment of the Administrator's compensation pursuant to Section 3 of the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder, consistent with the provisions of Section
5.19 of the Pooling Agreement. The parties hereto agree that any such payments, if unpaid, do not constitute a general recourse claim against the Trust or the Trust Assets.

     Section 11.12 JURISDICTION. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.

     Section 11.13 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE

PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS,
TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

     Section 11.14 Tax Characterization. Notwithstanding the provisions of
Section 2.01 of the Pooling Agreement, the Depositor and the Owner Trustee agree that pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii), the Trust is to be disregarded as a separate entity from the Depositor for federal income tax purposes.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                       CIT FUNDING COMPANY, LLC
                                       as Depositor



                                       By: ____________________________________
                                           Name:
                                           Title:



                                       THE BANK OF NEW YORK, as Owner Trustee



                                       By: ____________________________________
                                           Name:
                                           Title:



                                       THE BANK OF NEW YORK (DELAWARE),
                                       as Delaware Trustee



                                       By: ____________________________________
                                           Name:
                                           Title:







Acknowledged and Agreed:


JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
As Paying Agent and Certificate Registrar



By:__________________________________
   Name:
   Title:

                                    EXHIBIT A
                            Section 3.01 Certificate



     The undersigned, a duly authorized officer of [                         ],
hereby certifies, in connection with its purchase of the Equity Certificate, that:

     (A) following such transfer, there would be no more than one holder of the Equity Certificate and the holder of the Equity Certificate would not be a Foreign Person, a partnership, Subchapter S corporation or grantor trust,

     (B) such transfer complies with and does not violate any state securities laws, any Blue Sky laws or the Securities Act, and

     (C) such transferee is not acquiring such Equity Certificate for, or with the assets of, a Benefit Plan.

                                  [Transferee]

                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT B
                           Form of Equity Certificate

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO NOTES TO THE EXTENT DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CIT FUNDING COMPANY, LLC, CIT GROUP INC., CIT FINANCIAL USA, INC., THE CIT GROUP/EQUIPMENT FINANCING, INC., OR ANY AFFILIATE THEREOF, OTHER THAN CIT EQUIPMENT COLLATERAL 2005-EF1. THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT (AS DEFINED BELOW) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED UNLESS THE CONDITIONS SET FORTH IN SECTION 3.01 AND SECTION 3.04 OF THE TRUST AGREEMENT HAVE BEEN COMPLIED WITH.

THIS CERTIFICATE IS TRANSFERABLE ONLY IN WHOLE AND NOT IN PART.

THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                        CIT EQUIPMENT COLLATERAL 2005-EF1

                               EQUITY CERTIFICATE

NO. 1                                                         Equity Certificate

     THIS CERTIFIES THAT CIT Funding Company, LLC is the registered owner of a beneficial interest in the assets of CIT Equipment Collateral 2005-EF1 trust (the "Trust") formed by CIT Funding Company, LLC, a Delaware limited liability company (the "Depositor").

     The Trust is governed by an Amended and Restated Trust Agreement dated as of July 1, 2005 (as amended, restated, supplemented and/or otherwise modified from time to time, the "Trust Agreement"), among CIT Funding Company, LLC, as Depositor (the "Depositor"), The Bank of New York, as Owner Trustee (the "Owner Trustee"), and The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee"), a summary of certain of the pertinent provisions of which is set forth below. In the event of any conflict or inconsistency between this Certificate and the Trust Agreement (or the Pooling Agreement, as the case may be), the Trust Agreement (or the Pooling Agreement, as the case may be) shall govern. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings which would be given to them if used in the Trust Agreement.

     This Certificate is the duly authorized Equity Certificate issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The Trust has also issued Notes in right of payment to which this Equity Certificate is subordinate. The property of the Trust includes, among other things, all the right, title and interest of the Depositor in and to the Transferred Assets identified in one or more related Transfer Agreements delivered from time to time on related Transfer Dates.

     The amount to be distributed to the Holder of this Certificate on each Payment Date will be determined pursuant to the Pooling Agreement.

     The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of Noteholders to the extent described in the Trust Agreement and the Pooling Agreement.

     It is the intent of the Financing Originator, the Servicer, the Administrator, the Depositor, the Owner Trustee, and the Equity Certificateholder that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) and that all items of income, deduction, gain, loss or credit of the Trust will be treated as such items of the Equity Certificateholder. The Depositor and the Equity Certificateholder, by acceptance of this Certificate, agrees to treat, and to take no action inconsistent with such treatment of, the Trust for federal income tax purposes.

     The Equity Certificateholder, by its acceptance of this Certificate or a beneficial interest in the Trust evidenced by this Certificate, covenants and agrees that such Equity Certificateholder will not at any time institute against (or solicit or cooperate with or encourage any Person to institute against) the Trust or the Depositor, or join in any institution against the Trust or the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

     Distributions on this Certificate from or in respect of Trust Assets will be made as provided in the Trust Agreement and the Pooling Agreement, by the Indenture Trustee or its agent, as Paying Agent, by wire transfer or check mailed to the Equity Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Paying Agent.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth herein.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or by the Indenture Trustee as its authenticating agent, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or any other Transaction Document or be valid for any purpose.

     This Certificate may only be transferred in accordance with the requirements of Article III of the Trust Agreement. Any transferee of the Certificate must certify, among other things, that it is not acquiring the Certificate for, or with the assets of, a Benefit Plan.

     THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This Certificate does not represent an obligation of, or an interest in, the Depositor, CIT Group Inc., CIT Financial USA, Inc., The CIT Group/Equipment Financing, Inc., the Delaware Trustee, the Owner Trustee, or any of their respective Affiliates (other than the Trust) and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the other Transaction Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Trust Assets and certain other amounts, in each case as more specifically set forth in the Trust Agreement and in the Pooling Agreement. A copy of each of the Pooling Agreement and the Trust Agreement may be examined by any Equity Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Equity Certificateholder under the Trust Agreement at any time by the Depositor, the Delaware Trustee, and the Owner Trustee, with the consent of the parties described therein. Any such consent shall be conclusive and binding on the Equity Certificateholder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent is made upon this Certificate.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar executed by the Equity Certificateholder hereof or such Equity Certificateholder's attorney duly authorized in writing, and thereupon a new Certificate evidencing the same beneficial interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is the Indenture Trustee.

     Except as provided in the Trust Agreement, this Certificate is issuable only as a registered Equity Certificate without coupons. No service charge will be made for any registration of transfer of this Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Certificate is registered in the Certificate Register as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Equity Certificateholder of all amounts required to be paid to such Equity Certificateholder pursuant to the Trust Agreement and the

Pooling Agreement and the disposition in accordance with any applicable Transaction Document of all property held as part of the Trust Assets.

     This Certificate may not be acquired by a Benefit Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not acquiring this Certificate for the account of such an entity.

     IN WITNESS WHEREOF, the Trust has caused this Certificate to be duly executed.

Dated: [                ], 2005             CIT EQUIPMENT COLLATERAL 2005-EF1
        ----------------

                                            By:   The Bank of New York, not
                                                  in its individual capacity
                                                  but solely as Owner Trustee


                                            By:
                                               ---------------------------------
                                                      Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

     This is the Equity Certificate referred to in the within-mentioned Trust Agreement.

                                            JPMorgan Chase Bank, National
                                            Association as authenticating agent



                                            By:
                                               ---------------------------------
                                                     Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:
      -----------------

Signature Guaranteed:


---------------------------------------  ---------------------------------------
NOTICE:  Signature(s)  must be           NOTICE:  The signature to this
guaranteed  by an  eligible              assignment must correspond with the
guarantor institution.                   name of the  registered  owner as it
                                         appears on the face of the within
                                         Certificate in every  particular,
                                         without alteration or enlargement or
                                         any change whatever.